UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2009

THE ALLSTATE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11840	36-3871531
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

2775 Sanders Road
Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2009, the Registrant issued a press release announcing the retirement of George E. Ruebenson, president of its Allstate Protection segment, effective as of December 31, 2009.  Mr. Ruebenson is a named executive officer of the Registrant.  A copy of the press release is attached as Exhibit 99 to this report.

Section 9 — Financial Statements and Exhibits

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

99	Registrant’s press release dated October 26, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

By:
/s/ Jennifer M. Hager
Name:	Jennifer M. Hager
Title:	Assistant Vice President,
Assistant General Counsel,
and Assistant Secretary

Date: October 27, 2009